                                 Annual Report

                                        December 31, 2000



The SMALLCap Fund, Inc.(TM)

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Table of Contents


          Letter to Shareholders ..................................    3

           The SMALLCap Fund, Inc.(TM)
             Schedule of Investments ..............................    9
             Statement of Assets and Liabilities ..................   11
             Statement of Operations ..............................   12
             Statements of Changes in Net Assets ..................   13
             Financial Highlights .................................   14
             Notes to Financial Statements ........................   15
             Report of Independent Accountants ....................   17
             Tax Information ......................................   17













                       ---------------------------------
            The Fund is not insured by the FDIC and is not a deposit,
            obligation of or guaranteed byDeutsche Bank. The Fund is
             subject to investment risks, including possible loss of
                           principal amount invested.
                       ---------------------------------



-------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Fellow Shareholder:

The SMALLCap Fund, Inc.TM (formerly the Morgan Grenfell SMALLCap Fund) significantly outperformed the Lipper Small Cap Core Funds Average for the 12-months ended December 31, 2000. The Fund had a total return of 10.72% for the annual period (based on the Fund's NAV), as compared to 5.07% for its Lipper category. The Fund also outperformed the -3.02% return of the Russell 2000 Index, but underperformed the 11.81% return of its benchmark, the S&P SmallCap 600 Index, for the same time period.

The name of your Fund has changed to The SMALLCap Fund, Inc.TM However, the Fund's investment objectives, policies and strategies, as well as its portfolio management team, remain the same.

Market Review
Continuing the trend from 1999, the small cap equity market, as measured by the S&P SmallCap 600 Index, outperformed its large cap brethren for the 12-months ended December 31, 2000. However, the dominant theme within the small cap sector was "volatility and reversal," due primarily to wide swings in investor sentiment since year-end 1999.

For the first quarter overall, health care and technology were among the top performing small cap sectors. Communications services, mostly driven by cellular/wireless, and energy, as a result of rising commodity prices, also did well. However, in March, the small cap market pulled back, and both the technology and health care sectors ended the month down.

The second quarter began with a continuation of the March sell-off. Fears of a pick-up in inflation, a shift in investor sentiment regarding `New Economy' vs. `Old Economy' stocks, and the near-certain prospect of higher interest rates followed by a gradual slowdown in economic growth caused a decline in all capitalization segments of the equity market. The small cap market improved in the latter half of the second quarter, as optimism rose that the Federal Reserve Board could engineer a `soft landing' for the US economy. Also, earnings growth estimates remained strong. In the small cap market, the health care and energy sectors led second quarter performance. However, the negative returns in technology and other sectors during these months hindered overall market performance.

The third quarter of 2000 proved to be difficult for stocks across the broader equity markets. Concerns about rising energy prices, a weak euro, a slowing US economy and how these factors would affect company revenues and earnings caused stocks to fluctuate. Also causing market volatility was company reaction to the SEC's new Regulation Full Disclosure (Reg FD). Still, small cap stocks outperformed their large cap brethren for the quarter, as positive returns from the health care, credit sensitive and energy sectors boosted the S&P SmallCap 600 Index. Technology continued to detract from market performance.



                                                Cumulative Total Returns                      Average Annual Total Returns

   Periods ended                         Past    Past     Past      Past     Since        Past       Past    Past     Past    Since
   December 31, 2000                  1-year  3-years  5-years  10-years  inception     1-year    3-years 5-years 10-years inception
   The SMALLCap Fund, Inc.(TM)/1/
    based on NAV (inception 5/6/87)   10.72%  55.41%   114.68%   408.81%    427.91%      10.72%    15.83%  16.51%  17.67%  12.96%
-----------------------------------------------------------------------------------------------------------------------------------
   S&P SmallCap 600 Index/2/          11.81%  24.04%    88.99%   399.33%    292.01%     511.81%     7.45%  13.58%  17.45%  10.58%/5/
------------------------------------------------------------------------------------------------------------------------------------
   Russell 2000 Index/3/              -3.02%  14.60%    63.36%     --       275.98%/5/   -3.02%     4.65%  10.31%    --    10.24%/5/
-----------------------------------------------------------------------------------------------------------------------------------
   Lipper SmallCap Core
     Funds Average/4/                  5.07%  28.67%    80.36%   323.13%    348.56%      55.07%     7.44%  11.82%  15.15%  11.47%/5/
------------------------------------------------------------------------------------------------------------------------------------

------------------
/1/ Past performance is not indicative of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions.
/2/ The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ The Russell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000.
/4/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
/5/  Benchmark returns are for the periods beginning May 31, 1987.


--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Letter to Shareholders

The last quarter of the year continued to be dominated by the three `Es'--earnings, energy and the euro. These concerns were exacerbated by the disputed presidential election. On a positive note, while the Federal Reserve Board disappointed the equity markets in December by leaving interest rates unchanged, its indication that it was more concerned with the rapid pace of economic slowdown than inflation led the equity markets to gain for the month. For the quarter, negative returns from the technology sector erased most of December's positive performance, but small cap stocks outperformed large cap stocks, led by the credit sensitive, health care and energy sectors.

Investment Strategy
The Fund continues to focus primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund on December 31, 2000, was $1.666 billion. The weighted median market capitalization of companies held in the Fund on December 31, 2000, was $1.235 billion/1/. As of December 31, 2000, the Fund held 83 securities across nine sectors in its portfolio.

The Fund's positive performance for 2000 was due primarily to effective sector allocation and individual stock selection, despite high volatility within the US equity market in general and the small cap market in particular.

The Fund maintained an overweight position in two of the best performing sectors for the year--health care and energy. Winners for the Fund in these sectors included ResMed Inc., Trigon Healthcare Inc., BJ Services Co. and Devon Energy Corp. The Fund's overweight position in the technology sector had a negative impact on portfolio performance early in the year. The sector suffered from disappointing earnings releases, liquidity problems and valuation excesses. The Fund's technology exposure was reduced over the annual period and it increased exposure to the credit-sensitive sector. Both of these strategies benefited Fund performance in the second half of the year. Two significant winners for the Fund in the credit sensitive sector were Labranche and Co. and Lennar Corp.

Manager Outlook
While a slowing economy and corporate earnings concerns weigh heavily on investor sentiment in the near term, there are positive signs for the equity markets going forward. Most indicators point to an accommodative Federal Reserve Board lowering interest rates early in 2001, following up on their surprise cut of 0.50% on January 3, 2001. As a result, the rapid pace of the economic slowdown should reverse to a steadier more sustainable rate of growth. Inflationary pressures continue to be contained, labor productivity remains high, and energy prices are declining. Together, these factors should produce a positive environment for equity market performance, especially for small cap stocks, which tend to receive the first boost of productivity as earnings growth reaccelerate in a declining interest rate environment.

Within that rebound, investor focus will likely remain on the fundamentals, which appear to be favorable for the small cap market. Small cap profit growth estimates are expected to beat their large cap brethren for 4/th/ quarter 2000, making this the third consecutive quarter they will have done so, if projections are achieved. In our view, small cap earnings are likely to continue to have an upward bias against the blue chips in the next few quarters. Merger and acquisition activity in the small cap sector appears to be picking up, with companies being acquired at above current market valuations. Companies within the Fund's portfolio that have recently received merger bids include Bank United Corp., Price Communications and ETown. Also, relative valuations for the small cap markets continue to be attractive. All of these factors lead us to be optimistic that the relative outperformance of small stocks over the past two years could be the beginning of an extended period of outstanding performance.

In addition, the small cap universe contains over 6,000 companies, representing well over 90% of all publicly traded domestic companies. Such a universe provides an excellent source for the management team to select a portfolio of companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation will continue to create opportunities for smaller cap investors.

-----------------
/1/ Weighted Average Market Cap and Weighted Median Market Cap are indicators of the size of companies in which the Fund invests. The Weighted Average Market Cap is the sum of each security's weight in the portfolio multiplied by the market capitalization of the security. The Weighted Median Market Cap is the midpoint of market capitalization of the Fund's securities, weighted by the proportion of the Fund's assets invested in each security. Securities representing half of the Fund's assets have a market capitalization above the median, and the rest are below it.

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Letter to Shareholders

Our market outlook is tempered by several risks that exist for the new year. In particular, we are concerned that weakness in investor and consumer confidence may persist, as companies, especially in the large cap sector, report slower growth and uneven economic data continues to be disseminated. Also, uncertainty over energy prices may continue to impact the US equity markets in the near term and higher overall energy costs may result in a continued deceleration of global economic growth. Financial market worries may adversely impact the markets as well. Overall, earnings disappointments continue to present the primary investment risk.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:
 .    focus on small cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future
 .    focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller US companies
 .    use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and
 .    strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

As always, our primary objective is to maximize capital appreciation for our shareholders. We thank you for your continued support of The SMALLCap Fund, Inc.(TM).

Sincerely,



/s/ Joseph J. Incandela


Joseph J. Incandela
Chairman of The SMALLCap Fund, Inc.(TM)


/s/ Audrey M.T. Jones

Audrey M. T. Jones
President of The SMALLCap Fund, Inc.(TM)



Please note that your Fund now has a dedicated website at: www.thesmallcapfundinc.com

The net asset value of the Fund is reported daily on the website.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Performance Comparison

THE SMALLCAP FUND, INC.(TM), S&P SMALLCAP 600 INDEX,
RUSSELL 2000 INDEX AND LIPPER SMALL CAP CORE FUNDS
AVERAGE GROWTH OF A $10,000 INVESTMENT (SINCE MAY 6, 1987)/1/


         *    SMALLCap Fund - $52,794
         **   S&P SmallCap600 Index - $39,201
         ***  Lipper Small Cap Core Funds Average - $44,856
         **** Russell 2000 Index - 37,596

5/6/87          10000     7560    10000     7585

12/88            9569     9033     9977     9483
                11978    10288    12170    11025
12/90           10376     7851    10510     8877
                15754    11657    14629    12964
12/92           16353    14111    17088    15351
                17756    16762    20116    18249
12/94           17186    15961    19408    17917
                24595    20745    25388    23014
12/96           29590    25167    29599    26812
                33972    31605    37153    32807
12/98           34876    31191    36831    31970
                47682    35062    43455    38767
12/31/2000      52794    39201    44856    37596



Average Annual Total Return for the Periods Ended December 31, 2000 (based upon the Fund's NAV)

One-Year 10.72%  Three-Year 15.83%  Five-Year 16.51%  Ten-Year 17.67%
Since 5/6/87/1/
12.96%

________________________________________________________________________________
/1/  The Fund's inception date.
Past performance is not indicative of future results. The Fund's performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions.

The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. The Russell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000.

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Benchmark returns are for the period beginning May 31, 1987.


--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Historical Returns (Cumulative)

                                                                   Smaller Companies:           Larger Companies:
                                           The SMALLCap            S&P        Russell                   Dow Jones
                                         Fund, Inc.(TM)       SmallCap           2000     S&P 500      Industrial
 Period                                  (based on NAV)      600 Index          Index       Index        Average
 2000                                            10.7%          11.8%           -3.0%        -0.4%          -8.5%
 1999                                            36.7%          12.4%           21.3%        21.0%          27.2%
 1998                                             2.7%          -1.3%           -2.6%        28.6%          18.2%
 1997                                            14.8%          25.6%           22.4%        33.4%          24.9%
 1996                                            20.3%          21.3%           16.5%        23.0%          28.9%
 1995                                            43.1%          30.0%           28.5%        37.6%          36.9%
 1994                                            -3.2%          -4.8%           -1.8%         1.3%           5.0%
 1993                                             8.6%          18.8%           18.9%        10.1%          17.0%
 1992                                             3.8%          21.1%           18.4%         7.6%           7.4%
 1991                                            51.8%          48.5%           46.0%        30.5%          24.3%
 1990                                           -13.4%         -23.7%          -19.5%        -3.1%          -0.5%
 1989                                            25.2%          13.9%           16.3%        31.7%          32.2%
 1988                                            19.1%          19.5%           25.0%        16.6%          16.2%
 Total Return from Inception (5/6/87)           427.9%         292.0%          275.9%       612.9%         559.1%

________________________________________________________________________________
Portfolio Structure

                                                      Number                               Percentage of
                                                of Companies           Market Value            Portfolio
 Economic Sector                            2000        1999         2000      1999      2000       1999   Change
Health Care                                   17          14        37.2      28.4        25%        18%       +7
Consumer                                      15          20        18.3      26.2        12%        17%       -5
Credit Sensitive                              15          10        30.5      12.8        21%         8%      +13
Technology                                    11          21        20.0      46.0        13%        29%      -16
Energy                                         9           5        17.7      12.0        12%         8%       +4
Service Companies                              6           9         4.2       9.6         3%         6%       -3
Capital Goods                                  4          --         5.6        --         4%         0%       +4
Transportation                                 3           4         7.0       7.6         5%         5%        0
Process Industries                             3           6         3.6       6.4         2%         4%       -2
                                             ---         ---       -----     -----     -----      -----     -----
Total Equities                                83          89       144.1     149.0        97%        95%
                                             ===         ===
Cash and Cash Equivalents                                            4.6       8.1         3%         5%
                                                                   -----     -----     -----      -----
Total Fund                                                         148.7     157.1       100%       100%
                                                                   =====     =====     =====      =====


--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Ten Largest Holdings As of December 31, 2000

                                   Percentage
                                       of Net     Stock
 Company                               Assets     Symbol      Business Focus
 1. ResMed Inc                          3.74%     RMD         Medical Device Manufacturer
 2. Coventry Healthcare Inc             3.18%     CVTY        Managed Health Care Provider
 3. Caremark RX Inc                     3.08%     CMX         Prescription Benefit Provider
 4. Trigon Healthcare Inc               3.02%     TGH         Managed Healthcare Provider
 5. Lennar Corp                         2.30%     LEN         Residential Home Builder
 6. FileNET Corp                        2.22%     FILE        Management Software Provider
 7. Mentor Graphics Corp                2.13%     MENT        Design Automation Manufacturer
 8. Dime Bancorp Inc                    2.12%     DME         New York Savings Bank
 9. Philadelphia Surburban Corp         2.09%     PSC         Water Utility Company
10. US Freightways Corp                 2.04%     USFC        Regional Motor Carrier
                                      -------
                                       25.92%
                                      =======

--------------------------------------------------------------------------------

Fund Management for The SMALLCap Fund, Inc.(TM)

The Fund is managed by a team with an average of twenty-one years of experience. The portfolio sector responsibilities are as follows:

John P. Callaghan         Health Care and Technology Sectors

Doris R. Klug             Consumer and Capital Goods Sectors

Audrey M.T. Jones         Credit Sensitive, Communication, Energy, Process
                          Industries and Transportation Sectors

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Schedule of Investments   December 31, 2000

Shares   Security                                  Value

         COMMON STOCKS - 96.46%
         Capital Goods - 3.78%
 59,500  Belden, Inc.........................  $ 1,509,812
 23,500  C & D Technologies, Inc.............    1,014,906
 37,100  Oshkosh Truck Corp..................    1,632,400
 48,550  Park Electrochemical Corp...........    1,489,878
                                               -----------
                                                 5,646,996
                                               -----------

         CONSUMER - 12.25%
 39,900  Bally Total Fitness Holding
          Corp./1/...........................    1,351,613
 20,800  BJ's Wholesale Club, Inc./1/........      798,200
 61,100  Chico's FAS, Inc./1/................    1,275,463
 28,800  Christopher & Banks Corp./1/........      811,800
 80,300  Dal-Tile International, Inc./1/.....    1,139,256
 52,200  Furniture Brands International,
          Inc./1/............................    1,099,462
 53,300  Gildan Activewear, Inc., CL A/1/....    2,085,363
 64,400  Mohawk Industries, Inc./1/..........    1,762,950
 53,400  RARE Hospitality International,
          Inc./1/............................    1,191,487
 33,900  Salton, Inc./1/.....................      701,306
 81,900  Sonic Corp./1/......................    1,909,294
 54,800  The Men's Wearhouse, Inc./1/........    1,493,300
 11,700  The Timberland Co./1/...............      782,437
 24,800  Trex Co., Inc./1/...................      624,650
 63,100  WMS Industries, Inc./1/.............    1,269,887
                                               -----------
                                                18,296,468
                                               -----------
         CREDIT SENSITIVE - 20.41%
 30,500  AmeriCredit Corp./1/................      831,125
 40,555  Astoria Financial Corp..............    2,202,644
 43,800  Bank United Corp., Cl A.............    2,986,613
 38,500  Bottomline Technologies,
          Inc./1/............................      988,969
101,217  D.R. Horton, Inc....................    2,473,490
107,300  Dime Bancorp, Inc...................    3,172,056
 72,350  Golden State Bancorp, Inc...........    2,274,503
 66,000  Hibernia Corp., Cl A................      841,500
 94,700  Labranche & Co., Inc./1/............    2,894,269
  9,700  LandAmerica Financial Group,
          Inc./1/............................      392,244
 94,800  Lennar Corp.........................    3,436,500
113,650  LNR  Property Corp..................    2,500,300
127,250  Philadelphian Suburban Corp.........    3,117,625
 33,400  RGS Energy Group, Inc...............    1,083,412
160,300  Sovereign Bancorp, Inc..............    1,302,438
                                               -----------
                                                30,497,688
                                               -----------
         ENERGY - 11.83%
 27,300  Barrett Resources Corp./1/..........    1,550,981
 43,700  BJ Services Co./1/..................    3,009,837
 39,400  Devon Energy Corp...................    2,402,218
 66,600  DevX Energy, Inc./1/................      524,475
145,300  Global Industries, Ltd./1/..........    1,988,794
 72,000  Input/Output, Inc./1/...............      733,500



 97,100  Marine Drilling Companies,
          Inc./1/............................  $ 2,597,425
 67,000  National-Oilwell, Inc./1/...........    2,592,063
 70,400  Veritas DGC, Inc./1/................    2,273,920
                                               -----------
                                                17,673,213
                                               -----------
         HEALTH CARE - 24.91%
 56,000  Accredo Health, Inc./1/.............    2,810,500
 63,000  Aerogen, Inc./1/....................      669,375
 14,300  Aurora Biosciences Corp./1/.........      449,556
339,500  Caremark Rx, Inc./1/................    4,604,469
 99,700  Cell Genesys, Inc./1/...............    2,274,406
177,800  Coventry Health Care, Inc./1/.......    4,745,038
  3,200  Eden Bioscience Corp./1/............       95,800
 54,000  ICN Pharmaceuticals, Inc............    1,657,125
 21,700  Invitrogen Corp./1/.................    1,874,338
 54,698  Priority Healthcare Corp.,
          Cl  A/1/...........................    2,232,362
  2,500  Priority Healthcare Corp.,
          Cl  B/1/...........................      102,031
 57,600  Province Healthcare Co./1/..........    2,268,000
 19,000  RehabCare Group, Inc./1/............      976,125
140,300  ResMed, Inc./1/.....................    5,594,462
 40,799  SonoSite, Inc./1/...................      520,188
 57,900  Trigon Healthcare, Inc./1/..........    4,505,344
187,800  XOMA Ltd./1/........................    1,831,050
                                               -----------
                                                37,210,169
                                               -----------
         PROCESS INDUSTRIES - 2.40%
 30,800  Bowater, Inc........................    1,736,350
 14,900  Lone StarTechnologies, Inc./1/......      573,650
 32,200  Rayonier, Inc.......................    1,281,962
                                               -----------
                                                 3,591,962
                                               -----------
         SERVICE COMPANIES - 2.80%
 51,700  Alamosa PCS Holdings, Inc./1/.......      413,600
 27,200  GT Group Telecom, Inc., Cl  B/1/....      204,000
124,000  Pac-West Telecomm, Inc./1/..........      426,250
 68,145  Price Communications Corp./1/.......    1,145,688
 38,800  SBA Communications Corp./1/.........    1,593,225
 86,500  US Unwired, Inc./1/.................      400,062
                                               -----------
                                                 4,182,825
                                               -----------
         TECHNOLOGY - 13.41%
 38,200  Avid Technology, Inc./1/............      697,746
 17,800  Cognex Corp./1/.....................      393,825
 60,800  Computer Network Technology
          Corp./1/...........................    1,751,800
 74,500  Credence Systems Corp./1/...........    1,713,500
 22,000  Documentum, Inc./1/.................    1,093,125
 33,900  DuPont Photomasks, Inc./1/..........    1,791,405
121,900  FileNET Corp./1/....................    3,321,775
 47,600  IntraNet Solutions, Inc./1/.........    2,427,600
115,800  Mentor Graphics Corp./1/............    3,177,263
 72,000  Photronics, Inc./1/.................    1,687,500
 55,100  Symyx Technologies, Inc./1/.........    1,983,600
                                               -----------
                                                20,039,139
                                               -----------

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Schedule of Investments   December 31, 2000

Shares     Security                                       Value

           TRANSPORTATION - 4.67%
   70,300  Atlantic Coast Airlines Holdings,
            Inc./1/......................      $  2,873,513
   23,700  Tidewater, Inc................         1,051,687
  101,400  USFreightways Corp............         3,049,919
                                               ------------
                                                  6,975,119
                                               ------------
Total Common Stocks
  (Cost $104,012,824)......     96.46%         $144,113,579
Other Assets in Excess
  of Liabilities...........      3.54             5,281,267
                              -------          ------------
Net Assets.................    100.00%         $149,394,846
                              -------          ------------

-------------------------------------------------------
/1/ Non-income producing security


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Statement of Assets and Liabilities

                                                               December 31, 2000

Assets
   Investment at value (cost $104,012,824).......................   $144,113,579
   Cash..........................................................      4,642,761
   Receivable for securities sold................................      1,901,353
   Dividends and interest receivable.............................        211,374
                                                                    ------------
Total Assets.....................................................    150,869,067
                                                                    ------------
Liabilities
   Due to advisor................................................        112,569
   Due to administrator..........................................          7,201
   Payable for securities purchased..............................      1,187,978
   Accrued expenses and other....................................        166,473
                                                                    ------------
Total Liabilities................................................      1,474,221
                                                                    ------------
Net Assets.......................................................   $149,394,846
                                                                    ============
Composition of Net Assets
   Common Stock (150,000,000 Shares Authorized $0.01 par value)
   Based on Outstanding Shares of Common Stock...................   $108,880,878
   Accumulated net realized gain on investments..................        413,213
   Net unrealized appreciation on investments....................     40,100,755
                                                                    ------------
Net Assets.......................................................   $149,394,846
                                                                    ------------

Shares Outstanding...............................................     11,148,363
                                                                    ============
Net Asset Value, Offering and Redemption Price Per Share
   (Net Assets Divided by Shares Outstanding)....................   $      13.40
                                                                    ============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Statement of Operations

                                                                                               For the
                                                                                            year ended
                                                                                     December 31, 2000
Investment Income
   Dividends.......................................................................       $    464,454
   Interest........................................................................            307,511
                                                                                          ------------
Total Investment Income............................................................            771,965
                                                                                          ------------
Expenses
   Investment advisory fee.........................................................          1,585,667
   Professional....................................................................            250,108
   Printing and shareholder reports................................................            106,170
   Administration fees.............................................................             95,140
   Directors' fees.................................................................             67,932
   Custody fee.....................................................................             41,387
   Miscellaneous...................................................................            100,934
                                                                                          ------------
Total Expenses.....................................................................          2,247,338
                                                                                          ------------
Expenses in Excess of Income.......................................................         (1,475,373)
                                                                                          ------------

Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain from investment transactions..................................         22,548,318
   Net change in unrealized appreciation/depreciation on investments...............         (6,326,574)
                                                                                          ------------
Net Realized and Unrealized Gain on Investments....................................         16,221,744
                                                                                          ------------
Net Increase in Net Assets from Operations.........................................       $ 14,746,371
                                                                                          ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                      For the          For the
                                                                                   year ended       year ended
                                                                                 December 31,     December 31,
                                                                                         2000             1999
Increase in Net Assets from Operations:
   Expenses in excess of income.............................................    $  (1,475,373)   $  (1,158,162)
   Net realized gain on investments.........................................       22,548,318       20,846,432
   Net change in unrealized appreciation/depreciation
     on investments.........................................................       (6,326,574)      22,164,135
                                                                                -------------    -------------
Net Increase in Net Assets from Operations..................................       14,746,371       41,852,405
                                                                                -------------    -------------
Distributions to Shareholders
   Net realized gain from investment transactions...........................      (36,618,949)              --
                                                                                -------------    -------------
Total Distributions.........................................................      (36,618,949)              --
                                                                                -------------    -------------

Capital Share Transactions:
   Proceeds from sales of shares............................................               --               --
   Dividend reinvestments...................................................       22,786,328               --
   Cost of shares repurchased...............................................       (7,414,547)              --
                                                                                -------------    -------------
Net Increase in Net Assets from Capital Transactions........................       15,371,781               --
                                                                                -------------    -------------
Total Increase (Decrease) in Net Assets.....................................       (6,500,797)      41,852,405
Net Assets
   Beginning of year........................................................      155,895,643      114,043,238
                                                                                -------------    -------------
   End of year..............................................................    $ 149,394,846    $ 155,895,643
                                                                                =============    =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Financial Highlights

                                                                                               For the years ended
                                                             2000          1999        1998        1997       1996
Per Share Operating Performance:
Net Asset Value, Beginning of Year.....................  $  15.90      $  11.63    $  11.58    $  12.23   $  12.31
                                                         --------      --------    --------    --------   --------
Income from Investment Operations:
  Net investment income
    (expenses in excess of income).....................     (0.13)        (0.12)       0.01       (0.09)     (0.06)
  Net realized and unrealized gain
    on investment......................................      1.28          4.39        0.25        1.78       2.18
                                                         --------      --------    --------    --------   --------
Total from Investment Operations.......................      1.15          4.27        0.26        1.69       2.12
                                                         --------      --------    --------    --------   --------
Distributions to Shareholders:
  Net investment income................................        --            --       (0.01)         --         --
  Realized capital gain from investment
    transactions.......................................     (3.65)           --       (0.08)      (2.34)     (1.60)
  Return of capital....................................        --            --       (0.12)         --         --
                                                         --------      --------    --------    --------   --------
Total Distributions....................................     (3.65)           --       (0.21)      (2.34)     (1.60)
                                                         --------      --------    --------    --------   --------
Dilution Due to Rights Offering........................        --            --          --          --      (0.60)
                                                         --------      --------    --------    --------   --------
Net Asset Value, End of Year...........................  $  13.40      $  15.90    $  11.63    $  11.58   $  12.23
                                                         ========      ========    ========    ========   ========
Market Value, End of Year..............................  $  11.75      $  14.19    $   9.69    $  11.13   $  10.50
                                                         ========      ========    ========    ========   ========
Total Return Based on Net Asset Value
  Per Share............................................     10.72%        36.70%       2.66%      14.60%     20.80%
Total Return Based on Market Value
  Per Share............................................     10.75%        46.45%     (10.99)%     28.50%     17.50%
Supplemental Data and Ratios:
Net Assets, End of Year (000 Omitted)..................  $149,395      $155,896    $114,043    $101,613   $111,135
Ratio of Expenses to Average Net Assets................      1.42%         1.45%       1.56%       1.42%      1.76%
Ratio of Net Investment Income/
  (Expenses in Excess of Income)
  to Average Net Assets................................     (0.93)%       (0.97)%      0.12%      (0.66)%    (0.57)%
Portfolio Turnover Rate................................       122%          114%        116%        101%       162%

See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Notes to Financial Statements December 31, 2000

Note 1--Organization and Significant Accounting Policies

A. The SMALLCap Fund, Inc.(TM) (`the Fund') formerly Morgan Grenfell SMALLCap Fund, Inc., was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund began operations on May 6, 1987.

B. Valuation of Securities
Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the investment advisor, reflect market value are valued at fair value using methods and under procedures adopted by the Board of Directors.

C. Securities Transactions and Interest Income
Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of December 31, 2000 have been primarily attributable to net operating losses, and have been reclassified to the following accounts:

                                         Undistributed    Accumulated
                                        Net Investment   Net Realized
Fund                                     Income (Loss)   Gains (Loss)
----                                   ---------------  -------------
The SMALLCap Fund, Inc.(TM)                  1,475,373    (1,475,373)
                                             ---------     ----------

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Notes to Financial Statements December 31, 2000

G. Cash
Deposits held at Brown Brother's Harriman (`BBH'), the Fund's custodian, in a variable rate account are classified as cash. At December 31, 2000 the interest rate was 5.25%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

H. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

By an agreement dated August 27, 1998, the Fund entered into an administration agreement with Deutsche Asset Management, Inc. (`DeAM, Inc.'), formerly Morgan Grenfell Inc. (the `Administrator'), an affiliate of Deutsche Bank AG, pursuant to which the Administrator is paid an annual fee of 0.06% based upon the aggregate average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent are paid by the Administrator and not the Fund.

Under the advisory agreement with the Trust, DeAM, Inc. serves as the Investment Advisor (`Advisor') for the Fund. Under the agreement, DeAM,Inc. receives on a monthly basis, a fee at an annual rate of 1.00% of the Fund's average daily net assets.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Advisor.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2000, were $190,156,829 and $211,075,737, respectively.

For federal income tax purposes, the tax basis of investments held at December 31, 2000 was $104,233,390. The aggregate gross unrealized appreciation for all investments at December 31, 2000, was $48,326,219 and the aggregate gross unrealized depreciation for all investments was $8,446,030.

Note 4--Capital Share Transactions

At December 31, 2000, there were 150,000,000 shares authorized. Transactions in shares during the year were as follows:

                         Year ended               Year Ended
                  December 31, 2000        December 31, 1999
                -------------------      -------------------
                Shares       Amount          Shares   Amount
               -------      -------         -------  -------
Sold                -- $         --              --  $    --
Reinvested   1,911,009   22,786,328              --       --
Repurchased   (564,700)  (7,414,547)             --       --
             --------- ------------         -------    -----
Net Increase 1,346,309 $ 15,371,781              --  $    --
             ========= ============         =======    =====

________________________________________________________________________________

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of The SMALLCap Fund, Inc.(TM):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The SMALLCap Fund, Inc.(TM) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 2000, and the financial highlights for each of the years in the five-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The SMALLCap Fund, Inc.(TM), as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended December 31, 2000 and the financial highlights for each of the years in the five-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

KPMG LLP
New York, NY
February 2, 2001

--------------------------------------------------------------------------------
Tax Information (Unaudited) For the Tax Year Ended December 31, 2000

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $25,792,230 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

Of the ordinary income distributions made during the fiscal year ended December 31, 2000, 4.25% qualifies for the dividends received deduction available to corporate shareholders.

________________________________________________________________________________

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Dividend Reinvestment Plan

The Plan

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions from net investment income and/or capital gains will be reinvested in additional shares of the Fund by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"). Registered shareholders are deemed to participate in the Plan unless they elect to be paid in cash. When registered shareholders purchase shares of the Fund, they will receive from the Plan Agent an authorization card to be signed and returned if they wish to receive distributions in cash. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact their broker or nominee to elect to participate in the Plan or to receive their distributions in cash.

Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions either in the form of a stock dividend or cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the reinvested shares for that distribution have been credited to the shareholder's account.

If the Fund's shares are trading at a premium; (i.e. the net asset value ("NAV") is less than the then-current market price), participating shareholders will receive distributions in additional shares issued by the Fund. The number of additional shares will be determined by dividing the amount of the shareholder's distribution by the higher of (i) the Fund's NAV or (ii) 95% of the Fund's market price. If the Fund is trading at a discount, as has generally been the case, the Fund will issue shares to reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date.

There will be no brokerage charges for shares directly issued by the Fund. However, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan. The fees of the Plan Agent will be borne by the Fund. The Board reserves the right to amend the Plan to provide for a charge to participants or for any other reasons.

Distributions are taxable whether paid in cash or reinvested in additional shares.

Prior to April 2000 the Fund's policy with regard to reinvestment of distributions when the Fund was trading at a discount was to purchase the necessary shares on the market and, if necessary, issue shares at net asset value. In April 2000, the Fund's Board of Directors amended the Plan to its current policy of issuing new shares. Shareholders of the Fund were notified of this change by mail. The amendment eliminates the necessity of delaying the crediting of shares to the accounts of reinvesting shareholders beyond the payment date, a situation that may occur when a larger distribution is paid. It also obviates the need of issuing shares at net asset value if shares cannot be purchased in a timely fashion. The Board recognized that the issuance of new shares at a price lower than net asset value will result in dilution of the net asset value of the previously outstanding shares. Accordingly, to offset such dilution, the Board intends to authorize the Fund to purchase shares equal to the amount of shares issued under the Plan subsequent to the payable date.

________________________________________________________________________________

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------
Share Repurchase Program

On August 16, 2000 the Fund announced that its Board of Directors has authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases to be effected over the New York Stock Exchange. On November 15, 2000 the Board increased this authorization to 2,000,000 shares. The Fund repurchased 564,700 shares during 2000. The Board of Directors and Fund Management expect the Fund to continue to make such purchases from time to time during 2001.

The Board has authorized this buy back program to offset the impact of share dilution that occurred on June 21, 2000 when the Fund issued 988,468 new shares and on December 28, 2000 when the Fund issued 922,541 new shares to shareholders who elected to receive the Fund's capital gains distribution in shares of the Fund. Because the new shares were issued at market price, the repurchase of a similar number of shares on the open market should offset some or all of the dilution. The buyback initiatives will also prepare the Fund for its next distribution and may have the positive effect of temporarily reducing the Fund's current discount.

--------------------------------------------------------------------------------
Amendment to By-Laws

In April 2000 the Board of Directors adopted several amendments to the Fund's By-Laws to reflect recent changes in Maryland law. The advance notice provisions in the By-Laws have been changed so that shareholders are now required to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the By-Laws. The advance notice provisions were amended to provide the Fund and its directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures which must be followed in order for a shareholder to call a special meeting of shareholders, increase the percentage of votes required to call a special meeting and enhance the Board's ability to fill vacancies on the Board of Directors. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the By-Laws.

________________________________________________________________________________

The SMALLCap Fund, Inc.(TM)
--------------------------------------------------------------------------------







Deutsche Asset Management, Inc. (the Advisor to The SMALLCap Fund, Inc.(TM) is an indirect wholly owned subsidiary of Deutsche Bank AG.

Shares of The SMALLCap Fund, Inc.(TM), a closed end fund, are traded on the New York Stock Exchange under the symbol "MGC."

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                         SHAREHOLDER INFORMATION SERVICE

Information regarding the Fund's net asset value is available by calling 1-800-550-6426. The Fund's net asset value is reported each week in The Wall Street Journal and Barron's.

The net asset value is also available daily on the Fund's new website at:
                           www.thesmallcapfundinc.com

                           Shareholder Inquiries:
                           The Bank of New York
                           1-800-432-8224
                           Shareholder Relations Department - 11E
                           P.O. Box 11258
                           Church Street Station
                           New York, NY 10286

                           E-Mail Address: Shareowner-svcs@bankofny.com

________________________________________________________________________________

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

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

-----------------------------------------------------------------------------
Directors and Officers

Robert E. Greeley                       John P. Callaghan
DIRECTOR                                EXECUTIVE VICE PRESIDENT
President                               Managing Director
Page Mill Asset Management Ltd.         Deutsche Asset Management, Inc.

Joseph J. Incandela                     Edward J. Veilleux
DIRECTOR AND CHAIRMAN                   VICE PRESIDENT
Private Equity Investor                 Director
                                        Deutsche Asset Management

Audrey M.T. Jones                       Amy M. Olmert
PRESIDENT AND DIRECTOR                  TREASURER AND CHIEF FINANCIAL OFFICER
Managing Director                       Director
Deutsche Asset Management, Inc.         Deutsche Asset Management

Richard D. Wood                         Fran Pollack-Matz
DIRECTOR                                SECRETARY
Consultant                              Vice President
                                        Deutsche Asset Management



INDEPENDENT AUDITORS                    CUSTODIAN
KPMG LLP                                Brown Brothers Harriman & Co.
757 Third Avenue                        40 Water Street
New York, NY 10017                      Boston, MA 02109

TRANSFER AGENT                          INVESTMENT ADVISOR
The Bank of New York                    Deutsche Asset Management, Inc.
101 Barclay Street                      130 Liberty Street
New York, NY 10154                      New York, NY 10006

                                        Send correspondence to:

                                        Deutsche Asset Management, Inc.
                                        Mail Stop: NYC03-0610
                                        280 Park Avenue 6 West
                                        New York, NY 10017

The SMALLCap Fund, Inc.(TM)                            CUSIP #831680103
                                                       SCINCANN (12/00)